SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2020

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 12th Street NW, Washington, D.C. 20004
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 312-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FCN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a)	A total of 34,375,310 shares, or 92.47%, of the common stock issued and outstanding as of the record date of March 25, 2020, was represented by proxy at the annual meeting of the stockholders of FTI Consulting, Inc. (the “Company”) held on June 3, 2020 (the “Annual Meeting”). The proposals below were described in detail in the proxy statement for the Annual Meeting (the “Proxy Statement”).

(b)	The final voting results for the four proposals submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal No. 1 – Elect as directors the eight nominees named in the Proxy Statement. Stockholders of record on March 25, 2020 elected the eight nominees as directors of the Company by a majority of the total votes cast FOR and WITHHELD with respect to his or her election as a director at the Annual Meeting, to each serve until the next annual meeting of stockholders or until his or her successor is duly elected and qualifies, or until his or her death, resignation, retirement or removal (whichever occurs first), as follows:

Name	For	Withheld	Abstain	Broker Non-Votes
Brenda J. Bacon	30,219,641	2,652,869	143,097	1,359,703
Mark S. Bartlett	32,482,066	522,991	10,550	1,359,703
Claudio Costamagna	32,953,436	50,776	11,395	1,359,703
Vernon Ellis	32,861,506	118,251	35,850	1,359,703
Nicholas C. Fanandakis	32,965,674	39,373	10,560	1,359,703
Steven H. Gunby	32,944,808	41,118	29,681	1,359,703
Gerard E. Holthaus	32,504,605	407,362	103,640	1,359,703
Laureen E. Seeger	32,869,407	115,355	30,845	1,359,703

Proposal No. 2 – Approve the amendment to the FTI Consulting, Inc. 2017 Omnibus Incentive Compensation Plan to increase the number of authorized shares of common stock issuable by an additional 145,000 shares and extend the expiration date to June 3, 2030. A majority of the votes cast by stockholders of record on March 25, 2020 at the Annual Meeting voted FOR Proposal 2, and the amendment to the FTI Consulting, Inc. 2017 Omnibus Incentive Compensation Plan to increase the number of authorized shares of common stock issuable by an additional 145,000 shares and extend the expiration date to June 3, 2030 was approved, as follows:

For	Against	Abstain	Broker Non-Votes
32,277,365	719,760	18,482	1,359,703

Proposal No. 3 – Ratify the appointment of KPMG LLP as FTI Consulting, Inc.’s independent registered public accounting firm for the year ending December 31, 2020. A majority of votes cast by stockholders of record on March 25, 2020 at the Annual Meeting voted FOR Proposal No. 3, and the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020 was ratified, as follows:

For	Against	Abstain
34,132,909	216,653	25,748

Proposal No. 4 – Vote on an advisory (non-binding) resolution to approve the compensation of the named executive officers for the year ended December 31, 2019, as described in the Proxy Statement for the 2020 annual meeting of stockholders. The stockholders of record on March 25, 2020 at the Annual Meeting voted 99.30% FOR and 0.69% AGAINST Proposal 3, as follows:

For	Against	Abstain	Broker Non-Votes
32,766,411	229,459	19,737	1,359,703

The Company’s Board of Directors and Compensation Committee value the views of the Company’s stockholders and will consider the results of this advisory vote when making future decisions on named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI Consulting, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: June 5, 2020	By:	/s/ CURTIS LU
Curtis Lu
General Counsel

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